UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

Item 1. Report to Stockholders.

Tortoise Energy Capital Corp.

TYY LISTED NYSE

Yield

Growth

Quality

2010 2nd Quarter Report

May 31, 2010

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. (NYSE: TYY) is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

TYY seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by us that are typically invested in MLP issuer direct placements.

TYY seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYY Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

June 30, 2010

Dear Fellow Stockholders,

Energy infrastructure companies performed well in the second quarter of 2010 relative to the broader market. We believe the steady performance was a result of economic improvement, accessible capital markets for MLP issuers and stable operating performance. We believe TYY’s investments are well positioned in 2010 as its portfolio minimizes volatility and direct exposure to commodity prices.

Master Limited Partnership Sector Review and Outlook

The Tortoise MLP Total Return IndexTM (TMLPT) increased by 0.2 percent for our quarter ended May 31, 2010 and increased by 13.1 percent during the six months ended May 31, 2010. In our view, the positive performance resulted from favorable underlying business fundamentals and investors’ appetite for the relatively high yields in the MLP sector relative to other asset classes. Demand for refined products stabilized further as the broad economic recovery generated an increased need for transportation fuels. Natural gas transmission operators continued to benefit from growing production from emerging natural gas basins which is increasing the need for pipeline takeaway capacity.

MLP performance has been aided by accessible capital markets, which allowed them to raise about $3.6 billion in equity and about $5.9 billion in debt during the three months ended May 31, 2010. We expect further issuances as MLPs are forecast to invest more than $15 billion between 2010 and 2012 in new pipeline and storage construction projects that will support transportation of Canadian crude oil into the United States as well as connect new areas of natural gas supply to existing demand centers. We believe these expansion activities, in addition to continued acquisition activity, support MLP cash distribution growth of three to five percent in 2010.

Company Performance Review and Outlook

Our total return based on market value, including the reinvestment of distributions, was 2.8 percent for the quarter ended May 31, 2010 and 10.6 percent for the six months ended May 31, 2010.

We paid a distribution of $0.40 per common share ($1.60 annualized) to our stockholders on June 1, 2010, unchanged from the previous quarter. This represents an annualized yield of 6.7 percent based on a closing price of $23.71 on June 1, 2010 as compared to the yield of 9.0 percent a year ago when MLP market values were still recovering from the financial crisis. We expect to maintain a quarterly distribution of $0.40 per share this year and will strive to grow our distribution once we believe such an increase is sustainable with adequate distribution coverage.

On June 20, 2010, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2011. Terms of the agreement provide for an unsecured facility of $35 million at improved terms as compared to the expiring facility.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

We have maintained our investment focus on yield, growth and quality as a provider of long-term capital to the MLP sector. We believe this focus has produced, and will continue to produce, a portfolio with a compelling risk adjusted current yield relative to other asset classes and expect the fee-based nature of MLP cash flows, modest leverage and adequate distribution coverage to continue to drive steady portfolio returns. As always, we will continue to strive to provide transparent investor information and welcome investor questions and comments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2010 2nd Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period- to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009			2010
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$9,396	$9,407	$9,823	$10,410	$10,626
Dividends paid in stock	1,279	1,313	995	983	1,006
Other income	—	—	—	11	—
Short-term interest and dividend income	24	8	—	—	—
Total from investments	10,699	10,728	10,818	11,404	11,632
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	1,027	1,184	1,257	1,423	1,561
Other operating expenses	265	251	284	280	281
	1,292	1,435	1,541	1,703	1,842
Distributable cash flow before leverage costs and current taxes	9,407	9,293	9,277	9,701	9,790
Leverage costs(2)	1,592	1,571	1,601	2,380	2,387
Current income tax expense	17	19	19	18	98
Distributable Cash Flow(3)	$7,798	$7,703	$7,657	$7,303	$7,305
Distributions paid on common stock	$6,988	$7,022	$7,137	$7,648	$7,666
Distributions paid on common stock per share	0.40	0.40	0.40	0.40	0.40
Payout percentage for period(4)	89.6%	91.2%	93.2%	104.7%	104.9%
Net realized gain (loss), net of income taxes	(1,946)	(7,068)	3,512	3,230	10,693
Total assets, end of period	496,644	501,607	558,496	641,688	634,648
Average total assets during period(5)	463,344	502,957	529,804	606,691	653,507
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	185,000	162,300	164,600	155,000	156,600
Leverage as a percent of total assets	37.3%	32.4%	29.5%	24.2%	24.7%
Unrealized appreciation (depreciation), net of income taxes, end of period	39,808	69,135	107,305	146,292	138,342
Net assets, end of period	300,601	316,841	356,015	415,990	407,666
Average net assets during period(7)	268,053	312,710	341,531	397,957	424,400
Net asset value per common share	17.21	18.01	19.90	21.76	21.27
Market value per share	17.77	18.23	22.38	23.66	23.89
Shares outstanding	17,470,673	17,595,214	17,892,957	19,119,952	19,165,514

Selected Operating Ratios(8)
As a Percent of Average Net Assets
Total distributions received from investments	9.16%	8.46%	8.19%	7.62%	7.06%
Operating expenses before leverage costs and current taxes	1.11%	1.13%	1.17%	1.14%	1.12%
Distributable cash flow before leverage costs and current taxes	8.05%	7.33%	7.02%	6.48%	5.94%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	11.54%	9.77%	8.99%	7.44%	6.83%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $1,600,000 as of May 31, 2010.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

2       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

The total market value of our MLP investments ended the 2nd quarter 2010 relatively unchanged from February 28, 2010, while distributions we received from our MLPs during the quarter were in-line with our expectations. Subsequent to quarter-end, we amended our bank credit facility at improved terms as compared to the expiring facility. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other recurring leverage expenses, distributions to preferred stockholders, as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2010 was approximately $11.6 million, representing a 9 percent increase as compared to 2nd quarter 2009 and a 2 percent increase as compared to the 1st quarter 2010. These changes reflect distribution increases from our MLP investments, distributions received from the investment of the net proceeds from our January 2010 common stock issuance and the distributions received from approximately $4 million of additional portfolio securities purchased during the 2nd quarter 2010 utilizing cash and our bank credit facility.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.12 percent of average total assets for the 2nd quarter 2010 as compared to 1.11 percent for the 2nd quarter 2009 and 1.14 percent for the 1st quarter 2010. The slight decrease from 1st quarter 2010 reflects the economy of scale benefit of spreading relatively unchanged fixed expenses over increased average total assets. Advisory fees for the 2nd quarter 2010 increased 10 percent from 1st quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased primarily from increasing MLP asset values during the quarter, although MLP asset values ended the 2nd quarter slightly below where they began the quarter. Yields on our MLP investments have generally reverted to their long-term historical average. All else being equal, if MLP yields continue to tighten, MLP asset values will increase as will our managed assets and advisory fees.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $2.4 million for the 2nd quarter 2010 as compared to $1.6 million for the 2nd quarter 2009 and $2.4 million for the 1st quarter 2010. The change in total leverage costs for these periods reflects the redemption of our auction rate preferred stock and the issuance of our mandatorily redeemable preferred stock.

The weighted average annual rate of our longer-term fixed-rate leverage is 5.81 percent. This rate does not include balances on our bank line of credit which was amended on June 20, 2010 to accrue interest at a variable rate equal to one-month LIBOR plus 1.25

2010 2nd Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

percent. Our weighted average rate may vary in future periods as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Current income tax expense increased $80,000 in the 2nd quarter as compared to 1st quarter 2010 resulting from increased Canadian taxes associated with our investment in Plains All American Pipeline, L.P.

Distributable Cash Flow

For 2nd quarter 2010, our DCF was approximately $7.3 million, a decrease of 6 percent as compared to 2nd quarter 2009 and a slight increase as compared to 1st quarter 2010. These changes are the net result of increased distributions and expenses as outlined above. Throughout the 2009 fiscal year, we anticipated and planned for the impact the redemption of our auction rate preferred and the issuance of our MRP shares at current market rates would have on our DCF. In an effort to smooth the refinancing impact, we distributed only 90.4 percent of available DCF for fiscal year 2009, which equates to approximately $2 million of undistributed DCF carried into fiscal year 2010. For 2nd quarter 2010, we declared a distribution of $7.7 million, or 104.9 percent of DCF. As a result, we utilized approximately $0.4 million of our fiscal year 2009 undistributed DCF. We currently anticipate that our DCF payout ratio will trend down during the second half of 2010 as expected distribution increases from our MLPs exceed projected increases in expenses. On a per share basis, we declared a $0.40 distribution on May 10, 2010. This is unchanged as compared to 2nd quarter 2009 and 1st quarter 2010. We expect to maintain quarterly distributions to our stockholders of $0.40 per share during the remainder of 2010.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2010 YTD and the 2nd quarter 2010 (in thousands):

	2010 YTD	2nd Qtr 2010
Net Investment Loss, before Income Taxes	$(9,139)	$(6,408)
Adjustments to reconcile to DCF:
Dividends paid in stock	1,989	1,006
Return of capital on distributions	21,731	12,732
Amortization of debt issuance costs	143	73
Current income tax expenses	(116)	(98)
DCF	$14,608	$7,305

Liquidity and Capital Resources

We had total assets of $635 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 2nd quarter 2010, total assets decreased from $642 million to $635 million, a decrease of $7 million. This change was primarily the result of a net realized and unrealized loss on investments of approximately $8 million during the quarter (excluding return of capital on distributions reflected during the quarter).

Total leverage outstanding at May 31, 2010 of $156.6 million is comprised of $90 million in senior notes, $65 million in MRP stock and $1.6 million outstanding under the credit facility. We no longer have any auction rate securities outstanding. Total leverage represented 24.7 percent of total assets at May 31, 2010, as compared to 24.2 percent as of February 28, 2010 and 37.3 percent as of May 31, 2009. We have a long-term leverage target ratio of 25 percent of total assets at time of incurrence. Temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2011. Terms of the amendment provide for an unsecured facility of $35 million, a reduction of $15 million from the previous facility. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent with a fee of 0.20 percent on any unused balance. These new terms compare favorably to the previous terms of one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance.

Our longer-term leverage (excluding our bank credit facility) of $155 million is comprised of 58 percent private placement debt and 42 percent publicly placed preferred equity with a weighted average fixed rate of 5.81 percent and weighted average laddered maturity of 4.7 years.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 and Note 9 in the Notes to Financial Statements. Our coverage ratios are updated each week on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the entire amount of the 2009 distribution. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2010, our investments are valued at $633 million, with an adjusted cost of $420 million. The $213 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At May 31, 2010, the balance sheet reflects a net deferred tax liability of approximately $59.9 million or $3.12 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4       Tortoise Energy Capital Corp.

SCHEDULE OF INVESTMENTS May 31, 2010
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 155.2%(1)

Crude/Refined Products Pipelines — 68.6%(1)
United States — 68.6%(1)
Blueknight Energy Partners, L.P.(2)	436,674	$3,930,066
Buckeye Partners, L.P.	189,200	10,727,640
Enbridge Energy Partners, L.P.	1,064,000	52,955,280
Holly Energy Partners, L.P.	312,000	12,545,520
Kinder Morgan Management, LLC(3)	956,728	52,993,149
Magellan Midstream Partners, L.P.	598,700	26,211,086
NuStar Energy L.P.	583,557	32,206,511
Plains All American Pipeline, L.P.	743,600	42,801,616
Sunoco Logistics Partners L.P.	690,100	45,408,580
		279,779,448
Natural Gas/Natural Gas Liquids Pipelines — 58.8%(1)
United States — 58.8%(1)
Boardwalk Pipeline Partners, LP	746,157	20,780,472
Duncan Energy Partners L.P.	283,800	7,191,492
El Paso Pipeline Partners, L.P.	875,500	24,155,045
Energy Transfer Equity, L.P.	121,000	3,720,750
Energy Transfer Partners, L.P.	1,153,600	50,873,760
Enterprise Products Partners L.P.	1,291,800	43,404,480
Niska Gas Storage Partners LLC	220,200	4,150,770
ONEOK Partners, L.P.	380,000	22,765,800
PAA Natural Gas Storage, L.P.	150,919	3,584,326
Spectra Energy Partners, LP	303,900	9,420,900
TC PipeLines, LP	869,200	33,046,984
Williams Partners L.P.	184,096	6,861,258
Williams Pipeline Partners L.P.	342,800	9,584,688
		239,540,725
Natural Gas Gathering/Processing — 21.5%(1)
United States — 21.5%(1)
Copano Energy, L.L.C.	736,700	18,071,251
DCP Midstream Partners, LP	404,100	12,082,590
MarkWest Energy Partners, L.P.	612,600	17,930,802
Regency Energy Partners LP	623,900	14,349,700
Targa Resources Partners LP	970,238	21,975,891
Western Gas Partners LP	141,430	3,152,475
		87,562,709
Propane Distribution — 5.6%(1)
United States — 5.6%(1)
Inergy, L.P.	627,000	22,904,310
Shipping — 0.7%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	98,200	2,837,980
Total Master Limited Partnerships and
Related Companies (Cost $419,791,229)		632,625,172
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.08%(4) (Cost $52,180)	52,180	52,180
Total Investments — 155.2%(1)
(Cost $419,843,409)		632,677,352
Other Assets and Liabilities — (17.2%)(1)		(70,011,392)
Long-Term Debt Obligations — (22.1%)(1)		(90,000,000)
Mandatory Redeemable Preferred Shares
at Redemption Value — (15.9%)(1)		(65,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$407,665,960

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of May 31, 2010.

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report      5

STATEMENT OF ASSETS & LIABILITIES May 31, 2010
(Unaudited)

Assets
Investments at fair value (cost $419,843,409)	$632,677,352
Receivable for investments sold	57,725
Prepaid expenses and other assets	1,913,364
Total assets	634,648,441
Liabilities
Payable to Adviser	1,039,321
Distributions payable to common stockholders	7,666,206
Payable for investments purchased	54,003
Accrued expenses and other liabilities	1,651,646
Current tax liability	90,000
Deferred tax liability	59,881,305
Short-term borrowings	1,600,000
Long-term debt obligations	90,000,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 6,500,000 shares outstanding)	65,000,000
Total liabilities	226,982,481
Net assets applicable to common stockholders	$407,665,960
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 19,165,514 shares issued
and outstanding (100,000,000 shares authorized)	$19,166
Additional paid-in capital	311,402,558
Accumulated net investment loss, net of income taxes	(43,893,757)
Accumulated realized gain, net of income taxes	1,796,480
Net unrealized appreciation of investments, net of income taxes	138,341,513
Net assets applicable to common stockholders	$407,665,960
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.27

STATEMENT OF OPERATIONS
Period from December 1, 2009 through May 31, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$21,035,810
Less return of capital on distributions	(21,730,778)
Net distributions from master limited partnerships	(694,968)
Other income	11,396
Dividends from money market mutual funds	118
Total Investment Loss	(683,454)
Operating Expenses
Advisory fees	2,984,289
Administrator fees	136,553
Professional fees	118,523
Reports to stockholders	59,593
Franchise fees	56,273
Directors’ fees	48,168
Custodian fees and expenses	34,488
Fund accounting fees	30,167
Registration fees	23,011
Stock transfer agent fees	8,204
Other operating expenses	45,303
Total Operating Expenses	3,544,572
Interest expense	2,814,366
Distributions to mandatory redeemable preferred stockholders	1,820,793
Amortization of debt issuance costs	143,898
Other leverage expenses	131,929
Total Leverage Expenses	4,910,986
Total Expenses	8,455,558
Net Investment Loss, before Income Taxes	(9,139,012)
Current tax expense	(144,176)
Deferred tax benefit	2,785,712
Income tax benefit, net	2,641,536
Net Investment Loss	(6,497,476)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	22,420,139
Deferred tax expense	(8,497,233)
Net realized gain on investments	13,922,906
Net unrealized appreciation of investments, before income taxes	49,977,806
Deferred tax expense	(18,941,589)
Net unrealized appreciation of investments	31,036,217
Net Realized and Unrealized Gain on Investments	44,959,123
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$38,461,647

See accompanying Notes to Financial Statements.

6       Tortoise Energy Capital Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from
	December 1, 2009
	through	Year Ended
	May 31, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment loss	$(6,497,476)	$(4,441,015)
Net realized gain (loss) on investments	13,922,906	(19,884,908)
Net unrealized appreciation of investments	31,036,217	176,711,971
Distributions to auction preferred stockholders	—	(783,875)
Net increase in net assets applicable to common stockholders resulting
from operations	38,461,647	151,602,173
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(15,314,186)	(28,135,706)
Total distributions to common stockholders	(15,314,186)	(28,135,706)
Capital Stock Transactions
Proceeds from shelf offerings of 1,226,995 and 310,701 common shares, respectively	27,852,787	6,220,926
Underwriting discounts and offering expenses associated with the issuance of
common stock	(386,528)	(282,725)
Issuance of 45,562 and 111,583 common shares from reinvestment of distributions
to stockholders, respectively	1,037,447	2,126,976
Net increase in net assets applicable to common stockholders from capital
stock transactions	28,503,706	8,065,177
Total increase in net assets applicable to common stockholders	51,651,167	131,531,644
Net Assets
Beginning of period	356,014,793	224,483,149
End of period	$407,665,960	$356,014,793
Accumulated net investment loss, net of income taxes, end of period	$(43,893,757)	$(37,396,281)

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report       7

STATEMENT OF CASH FLOWS Period from December 1, 2009 through May 31, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$21,035,810
Dividend income received	111
Other income received	11,396
Purchases of long-term investments	(71,685,770)
Proceeds from sales of long-term investments	46,010,452
Purchases of short-term investments, net	(27,787)
Interest expense paid	(2,812,617)
Distributions to mandatory redeemable preferred stockholders	(1,526,792)
Income taxes paid	(33,833)
Other leverage expenses paid	(23,449)
Operating expenses paid	(3,486,322)
Net cash used in operating activities	(12,538,801)
Cash Flows From Financing Activities
Advances from revolving line of credit	31,450,000
Repayments on revolving line of credit	(44,450,000)
Issuance of common stock	27,852,787
Issuance of mandatory redeemable preferred stock	5,000,000
Common stock issuance costs	(389,030)
Debt issuance costs	(314,144)
Distributions paid to common stockholders	(6,610,812)
Net cash provided by financing activities	12,538,801
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$38,461,647
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(71,555,691)
Return of capital on distributions received	21,730,778
Proceeds from sales of long-term investments	45,359,059
Purchases of short-term investments, net	(27,787)
Deferred tax expense	24,653,110
Net unrealized appreciation of investments	(49,977,806)
Net realized gain on investments	(22,420,139)
Amortization of debt issuance costs	143,898
Changes in operating assets and liabilities:
Decrease in receivable for investments sold	651,358
Decrease in prepaid expenses and other assets	34,218
Increase in payable to Adviser	179,796
Decrease in payable for investments purchased	(130,079)
Increase in current tax liability	90,000
Increase in accrued expenses and other liabilities	268,837
Total adjustments	(51,000,448)
Net cash used in operating activities	$(12,538,801)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,037,447

See accompanying Notes to Financial Statements.

8       Tortoise Energy Capital Corp.

FINANCIAL HIGHLIGHTS

	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.90	$12.85	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and auction preferred stock(3)	—	—	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs
on issuance of common stock(4)	0.07	0.01	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.34)	(0.20)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	2.44	8.88	(12.05)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	2.10	8.68	(12.94)	3.16	5.32	(0.01)
Less Distributions to Auction Preferred Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	—	(0.04)	(0.35)	(0.33)	(0.19)	—
Total distributions to auction preferred stockholders	—	(0.04)	(0.35)	(0.33)	(0.19)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—	(0.03)
Return of capital	(0.80)	(1.60)	(1.70)	(1.63)	(1.51)	(0.55)
Total distributions to common stockholders	(0.80)	(1.60)	(1.70)	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$21.27	$19.90	$12.85	$27.84	$26.79	$23.23
Per common share market value, end of period	$23.89	$22.38	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	10.55%	120.32%	(52.44)%	1.73%	27.67%	(8.33)%

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report	9

FINANCIAL HIGHLIGHTS (Continued)

	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$407,666	$356,015	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit)
expense) to average net assets(8)(9)(10)	16.21%	26.33%	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit)
expense) to average net assets(8)(10)(11)	4.12%	3.91%	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net
current and deferred income tax (benefit) expense)(8)(9)(10)	(16.55)%	(24.74)%	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net
current and deferred income tax (benefit) expense)(8)(10)(11)	(4.46)%	(2.32)%	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	14.58%	14.86%	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	$1,600	$14,600	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$90,000	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$65,000	$60,000	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding,
end of period	$4.70	$5.03	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt
obligations, end of period	$25.97	$24.93	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(12)	6,160	$4,977	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term
borrowings(12)	616%	498%	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of auction
preferred stock(13)	—	—	$55,336	$62,315	$74,198	—
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(13)	$36	$32	—	—	—	—
Asset coverage ratio of preferred stock(13)	360%	316%	221%	249%	297%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of auction preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium of $0.09 per share, less the underwriting discount and offering costs of $0.02 per share for the period from December 1, 2009 through May 31, 2010. Represents the premium of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(5)	The per common share data for the periods ended November 30, 2009, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2009 through May 31, 2010, the Company accrued $144,176 for current income tax expense and $24,653,110 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $427,891 for current income tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to auction preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) May 31, 2010

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2008 through November 30, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent of total distributions as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2009, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2008 through November 30, 2009 based on the 2009 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $3,083,000 or $0.161 per share ($1,914,000 or $0.100 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $2,730,000 or $0.142 per share ($1,695,000 or $0.088 per share, net of deferred tax expense) and an increase in realized gains of approximately $353,000 or $0.019 per share ($219,000 or $0.012 per share, net of deferred tax expense) for the period from December 1, 2009 through May 31, 2010.

Subsequent to the period ended February 28, 2010, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2010 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $434,000 or $0.023 per share ($270,000 or $0.014 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $560,000 or $0.029 per share ($348,000 or $0.018 per share, net of deferred tax expense) and a decrease in realized gains of approximately $126,000 or $0.006 per share ($78,000 or $0.004 per share, net of deferred tax benefit).

2010 2nd Quarter Report	11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and the period ended May 31, 2010, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions to common stockholders for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2010.

Distributions to mandatory redeemable preferred stockholders are paid on the first business day of each month. These distributions are accrued daily based on a fixed annual rate of 5.60 percent. The Company may not declare or pay distributions to its mandatory redeemable preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and for the period ended May 31, 2010, the Company’s distributions to preferred stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the company’s distributions to preferred stockholders for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to preferred stockholders for the current year will be determined subsequent to November 30, 2010.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $108,000 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2010. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amount of such capitalized costs (excluding underwriter commissions) for the MRP Stock issued in December 2009 was $16,152.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the

12	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$14,804,108
Capital loss carryforwards	31,285,652
Alternative minimum tax credit carryforward	135,201
Organization costs	15,512
46,240,473
Deferred tax liabilities:
Basis reduction of investment in MLPs	25,457,713
Net unrealized gains on investment securities	80,664,065
106,121,778
Total net deferred tax liability	$59,881,305

At May 31, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains on investments before taxes for the period ended May 31, 2010, as follows:

Application of statutory income tax rate	$22,140,628
State income taxes, net of federal tax benefit	1,834,509
Foreign tax expense, net of federal tax benefit	89,533
Other	732,616
Total income tax expense	$24,797,286

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2009 through May 31, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $144,176 and deferred federal and state income tax expense (net of federal tax benefit) of $22,766,724 and $1,886,386, respectively.

2010 2nd Quarter Report	13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $33,674,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $12,452,000, $18,390,000, $31,000 and $2,801,000 in the years ending November 30, 2026, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $93,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $48,000,000 and $45,000,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax asset for these items at May 31, 2010 also includes amounts for the period from December 1, 2009 through May 31, 2010. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2009, an alternative minimum tax credit of $135,201 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of May 31, 2010, the aggregate cost of securities for federal income tax purposes was $352,672,663. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $284,961,773, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,957,084 and the net unrealized appreciation was $280,004,689.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$632,625,172	$632,625,172	$—	$—
Total Equity Securities	632,625,172	632,625,172	—	—
Other:
Short-Term Investment(b)	52,180	52,180	—	—
Total Other	52,180	52,180	—	—
Total	$632,677,352	$632,677,352	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2010.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

There were no transfers between Level 1 and Level 2 for the period from December 1, 2009 through May 31, 2010.

7. Investment Transactions

For the period from December 1, 2009 through May 31, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $71,555,691 and $45,359,059 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $90,000,000 aggregate principal amount of private senior notes, Series D, Series E and Series F (collectively, the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair values of the Notes were calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates of the Notes and the AAA corporate finance debt rate. At May 31, 2010, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate for each series of Notes outstanding at May 31, 2010.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series D	December 21, 2007	December 21, 2014	$39,400,000	$42,680,723	6.07%
Series E	June 17, 2008	June 17, 2011	15,900,000	16,647,596	5.56%
Series F	June 17, 2008	June 17, 2013	34,700,000	37,803,885	6.02%
			$90,000,000	$97,132,204

14	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 6,500,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and all 6,500,000 shares are outstanding at May 31, 2010. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The Company issued 6,000,000 and 500,000 shares MRP Stock on November 30, 2009 and December 4, 2009, respectively, and they are mandatorily redeemable on November 30, 2016. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 5.60 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYY Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At May 31, 2010, the estimated fair value of the MRP Stock is based on the closing market price of $10.20 per share. The following table shows the mandatory redemption date, number of shares outstanding, aggregate liquidation preference, estimated fair value and the fixed rate as of May 31, 2010.

	Mandatory		Aggregate
	Redemption	Shares	Liquidation	Estimated	Fixed
Series	Date	Outstanding	Preference	Fair Value	Rate
MRP Stock	November 30, 2016	6,500,000	$65,000,000	$66,300,000	5.60%

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

The Company has a revolving loan commitment amount of $50,000,000 that matures on June 20, 2010. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2010 was approximately $7,700,000 and 2.26 percent, respectively. At May 31, 2010, the principal balance outstanding was $1,600,000 at an interest rate of 2.35 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 19,165,514 shares outstanding at May 31, 2010. Transactions in common stock for the period ended May 31, 2010, were as follows:

Shares at November 30, 2009	17,892,957
Shares sold through shelf offerings	1,226,995
Shares issued through reinvestment of distributions	45,562
Shares at May 31, 2010	19,165,514

12. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

On June 1, 2010, the Company paid a distribution in the amount of $0.40 per common share, for a total of $7,666,206. Of this total, the dividend reinvestment amounted to $979,643.

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. The terms of the amendment provide for an unsecured revolving credit facility of $35,000,000. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

During the period from June 1, 2010 through the date the financial statements were issued, the Company issued 66,100 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $1.6 million.

2010 2nd Quarter Report	15

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 21, 2010. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	22,208,452
Withheld	823,490
TOTAL	23,031,942

No. of Shares
H. Kevin Birzer*
Affirmative	5,771,142
Withheld	319,524
TOTAL	6,090,666

*Only preferred stockholders are entitled to vote on this director.

Conrad S. Ciccotello continued as a director and his term expires on the date of the 2011 annual meeting of stockholders, and Charles E. Heath continued as a director and his term expires on the date of the 2012 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (61 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	32
Against	5
Abstain	5
Broker Non-votes	0
TOTAL	42

Vote of Stockholders	No. of Shares
Affirmative	8,834,681
Against	1,461,861
Abstain	212,478
Broker Non-votes	12,522,922
TOTAL	23,031,942

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2010.

No. of Shares
Affirmative	21,967,918
Against	272,695
Abstain	791,329
TOTAL	23,031,942

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2010, the aggregate compensation paid by the Company to the independent directors was $52,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16	Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of
fund shares. Past performance is no guarantee of
future results and your investment may be worth
more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/10
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$675
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,272
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise North	TYN	U.S. Energy Infrastructure	Retirement Accounts	$171
American Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$81
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYY
LISTED
NYSE

Tortoise Energy Capital Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/09-12/31/09
Month #2	0	0	0	0
1/1/10-1/31/10
Month #3	0	0	0	0
2/1/10-2/28/10
Month #4	0	0	0	0
3/1/10-3/31/10
Month #5	0	0	0	0
4/1/10-4/30/10
Month #6	0	0	0	0
5/1/10-5/31/10
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 29, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date July 29, 2010